UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 16, 2007

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

       1-11165                                           43-1470322
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(Commission File Number)                      (IRS Employer Identification No.)

12 East Armour Boulevard
 Kansas City, Missouri                                         64111
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(Address of Principal Executive Offices)                    (Zip Code)

                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry Into a Material Definitive Agreement.

     On February 16, 2007, Interstate Bakeries Corporation (the "Company") entered into the Ninth Amendment (the "Ninth Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders, which Ninth Amendment amended and restated the DIP Agreement. A copy of the Ninth Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

     The Ninth Amendment amended and restated the DIP Agreement in order to, among other things, extend the maturity date of the DIP Agreement from June 2, 2007 to February 9, 2008, reset certain covenants set forth in the DIP Agreement and add covenant levels for additional periods in light of the extension of the maturity date.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On February 16, 2007, the Company issued a press release announcing the entry of an order by the United States Bankruptcy Court for the Western District of Missouri (the "Bankruptcy Court") approving the employment arrangements of Craig D. Jung as the Company's Chief Executive Officer and as a member of the Company's Board of Directors (the "Board"). As a result of the Bankruptcy Court's order, Mr. Jung is now serving as the Company's Chief Executive Officer and as a member of the Board.

     In connection with Mr. Jung's hiring, the Bankruptcy Court also approved the employment agreement between the Company and Mr. Jung (the "Agreement"). For a description of the material terms of the Agreement, refer to Item 5.02 of the Current Report on Form 8-K filed by the Company on January 31, 2007, which Item 5.02 and the Agreement attached as Exhibit 10.1 thereto are incorporated herein by reference.

     Mr. Jung replaces Antonio C. Alvarez II as the Company's Chief Executive Officer. As previously disclosed in a Current Report on Form 8-K filed by the Company on January 31, 2007, the resignation of Mr. Alvarez as the Company's interim Chief Executive Officer became effective upon the Bankruptcy Court's approval of Mr. Jung's employment arrangements.

     For more information, refer to a copy of the press release, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibit No.       Description

10.1 Ninth Amendment, dated as of February 16, 2007, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Revolving Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent for the Lenders (and attached Amended and Restated Revolving Credit Agreement).

99.1              Interstate Bakeries Corporation press release dated February
                  16, 2007.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 16, 2007                INTERSTATE BAKERIES
                                        CORPORATION


                                        By: /s/ J. Randall Vance
                                            ------------------------------
                                                J. Randall Vance
                                                Senior Vice President -
                                                Finance and Treasurer

                                 EXHIBIT INDEX

Exhibit No.       Description

10.1 Ninth Amendment, dated as of February 16, 2007, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Revolving Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent for the Lenders (and attached Amended and Restated Revolving Credit Agreement).

99.1              Interstate Bakeries Corporation press release dated February
                  16, 2007.